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                                                                    Exhibit 4(b)

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

TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATES - WHEN READY FOR DELIVERY


COMMON SHARES                                                                        COMMON SHARES

   NUMBER                                                                                SHARES

T                       BRUSH ENGINEERED MATERIALS INC.


NO PAR VALUE                                                                        NO PAR VALUE
                              THIS CERTIFICATE IS                                 CUSIP 117421 10 7
                 TRANSFERABLE IN CLEVELAND, OH OR NEW YORK, NY          SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS
OF THE STATE OF OHIO

THIS CERTIFIES THAT






IS THE OWNER OF


               FULLY PAID AN NON-ASSESSABLE COMMON SHARES, OF

                     BRUSH ENGINEERED MATERIALS INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the
Amended and Restated Articles of Incorporation filed in the office of the Secretary of State of Ohio, to all of which the holder, by acceptance hereof assents. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dates:

             /s/ Michael C. Hasychak               [SEAL]                              /s/ Gordon D. Harnett
                    SECRETARY                                                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:
      NATIONAL CITY BANK
      (CLEVELAND, OHIO)
                   TRANSFER AGENT
                   AND REGISTRAR,

By

               AUTHORIZED SIGNATURE

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                        BRUSH ENGINEERED MATERIALS INC.

         SHAREHOLDERS MAY OBTAIN, WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, RIGHTS, POWERS, RESTRICTIONS, LIMITATIONS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF THE STOCK OF EACH CLASS AND OF EACH SERIES AUTHORIZED TO BE ISSUED BY THE CORPORATION BY WRITTEN REQUEST TO THE SECRETARY OF BRUSH ENGINEERED MATERIALS INC. AT THE PRINCIPAL OFFICES OF THE CORPORATION.

         THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN BRUSH ENGINEERED MATERIALS INC. AND NATIONAL CITY BANK, N.A., (THE "RIGHTS AGREEMENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF BRUSH ENGINEERED MATERIALS INC. THE RIGHTS ARE NOT EXERCISABLE PRIOR TO THE OCCURRENCE OF CERTAIN EVENTS SPECIFIED IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED, MAY EXPIRE, MAY BE AMENDED, OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND NO LONGER BE EVIDENCED BY THIS CERTIFICATE. BRUSH ENGINEERED MATERIALS INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) MAY BECOME NULL AND VOID.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ________ Custodian ___________
                                                                    (Cust)               (Minor)

TEN ENT - as tenants by the entireties                             under Uniform Gifts to Minors

JT TEN - as joint tenants with right                            Act __________________________
         as survivorship and not as                                            (State)
         tenants in common
                                               UNIF TRAN MIN ACT-_________Custodian___________
                                                                  (Cust)              (Minor)

                                                                   under Uniform Transfers to Minors
                                                                Act _______________________
                                                                              (State)

                    Additional abbreviations may also be used though not in the above list

                  For value received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________________________

                                   X ____________________________________________
                                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
                                     WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
                                     ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                     The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers,
                                     Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program, S.E.C. Rule 17Ad-15.

                                     SIGNATURE GUARANTEE:


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND
INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.
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